Exhibit 10.17

MUTUAL TERMINATION AGREEMENT

by and between

HUMAN BIOSYSTEMS,

HBS BIOENERGY,

HBS BIOENERGY DDG CORCORAN, LLC,

THE EXL III GROUP CORPORATION

and

CLAUDE LUSTER III

January 5, 2008

TABLE OF CONTENTS

Page

ARTICLE 1

TERMINATION OF CONTRACTS

1

1.1

Asset Purchase Agreement

1

1.2

Consulting Services Agreement

2

1.3

Escrow Agreement

2

ARTICLE 2

TRANSFER OF PORT OF MORROW PROJECT

2

2.1

Pursuit of Port of Morrow Option

2

2.2

Transfer of Contracts

2

2.3

No Obligation to Maintain Contracts

3

2.4

Assumption of Liabilities

3

2.5

Purchase Price

3

2.6

Security Interest

4

2.7

Payment of Sales Tax

4

2.8

Third Party Consents; Further Assurances

4

2.9

Closing

4

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF HBS BIO

4

3.1

Organization and Good Standing

4

3.2

Authorization and Binding Effect of Documents

4

3.3

Absence of Conflicts

5

3.4

Consents and Notices

5

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF EXL

5

4.1

Organization and Good Standing

5

4.2

Authorization and Binding Effect of Documents

5

4.3

Absence of Conflicts

5

4.4

Consents and Notices

5

ARTICLE 5

ADDITIONAL COVENANTS

6

5.1

Release of Claims by HBS, HBS Bio and BioDDG

6

5.2

Release of Claims by EXL

6

5.3

Release of Claims by Luster

7

5.4

Resignation of Luster

8

5.5

No Rights in Corcoran Property

8

5.6

Transaction Costs

8

5.7

Further Assurances

8

ARTICLE 6

INDEMNIFICATION AND TERMINATION

9

6.1

Survival of Representations and Warranties

9

6.2

Indemnification by HBS Bio

9

6.3

Indemnification by HBS

9

6.4

Indemnification by BioDDG

9

-i-

TABLE OF CONTENTS

(continued)

Page

6.5

Indemnification by EXL

9

ARTICLE 7

GENERAL PROVISIONS

9

7.1

Attorneys’ Fees

9

7.2

Entire Agreement

10

7.3

Amendments and Waivers

10

7.4

Notices

10

7.5

Binding Effect; Third Party Benefits

11

7.6

Assignment

11

7.7

Severability

11

7.8

References and Construction

11

7.9

Governing Law

12

7.10

Counterparts

12

MUTUAL TERMINATION AGREEMENT

This Mutual Termination Agreement (the “Agreement”) is made effective as of January 5, 2008 by and among Human BioSystems, a California corporation (“HBS”), HBS BioEnergy, a California corporation and wholly-owned subsidiary of HBS (“HBS Bio”), HBS BioEnergy DDG Corcoran, LLC, a California limited liability company (“BioDDG”), The EXL III Group Corporation, a Delaware corporation (“EXL”), and, as to Sections 1.2, 2.1, 5.3, 5.4, 5.5, 5.6 and 5.7, and Article 7, Claude Luster III (“Luster”).

RECITALS

A.

In September 2006, (i) HBS, HBS Bio, and EXL entered into that certain Asset Purchase Agreement, (ii) HBS Bio and EXL entered into that certain Consulting Services Agreement, and (iii) HBS Bio, EXL and Silicon Valley Law Group, a California law corporation, entered into that certain Escrow Agreement. The principal purpose of these three agreements was for HBS Bio and EXL to work together to develop and construct ethanol production facilities. HBS Bio and EXL have decided to pursue separate business interests and mutually wish to terminate these agreements and to restructure the existing projects that they have been developing together, all on the terms and conditions contained in this Agreement.

B.

HBS Bio incurred significant expenses developing plans to create an ethanol production facility in the Port of Morrow located in the state of Oregon (the “Port of Morrow Project”). HBS Bio has agreed to grant to EXL the option to continue to develop and to fully exploit such plans upon EXL’s agreement to reimburse HBS Bio certain of these expenses and for other consideration specified herein.

C.

BioDDG was formed in January 2007. HBS Bio owns 65% of BioDDG and Dairy Development Group, LLC, a Nevada limited liability company, owns the remaining 35%.  BioDDG was also involved in developing ethanol production facilities with certain parties to this Agreement and wishes to join this Agreement on the terms and conditions contained herein.

Now, therefore, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

TERMINATION OF CONTRACTS

1.1

Asset Purchase Agreement.  Effective as of August 22, 2007, that certain Asset Purchase Agreement dated September 1, 2006, as amended on such same date, by and between HBS, HBS Bio, and EXL is cancelled and terminated in its entirety and all terms and provisions therein shall be of no force and effect. For the avoidance of doubt, any purported transfer of assets or liabilities under such Asset Purchase Agreement is deemed reversed and to be of no force and effect.

1.2

Consulting Services Agreement.  Effective as of August 22, 2007, that certain Consulting Services Agreement dated September 1, 2006 by and between HBS Bio and EXL is cancelled and terminated in its entirety and all terms and provisions therein shall be of no force and effect. The parties to this Agreement agree that HBS Bio is not obligated to pay for any services provided by EXL under the Consulting Services Agreement after August 31, 2007. As of August 31, 2007, HBS Bio owed EXL $16,583.32 under the Consulting Services Agreement, which HBS Bio shall pay to EXL as follows, without interest or penalty: $8,291.66 within three (3) business days following the date of this Agreement and $8,291.66 within two (2) weeks following the date of this Agreement. Upon the making of each payment, each such payment amount shall be added to the purchase price as described in Section 2.5 below. The parties to this Agreement agree that, except for the payments specified above in this Section 1.2, no other payments, expenses, costs or reimbursements of any nature whatsoever are owed to EXL or any of its affiliates under the Consulting Services Agreement.

1.3

Escrow Agreement.  Effective as of August 22, 2007, that certain Escrow Agreement dated September 1, 2006 by and between HBS Bio, EXL and Silicon Valley Law Group, California law corporation, is cancelled and terminated in its entirety and all terms and provisions therein shall be of no force and effect. The parties to this Agreement acknowledge and agree that no shares of stock of HBS were released from escrow under the Escrow Agreement and that all such shares are hereby cancelled. Concurrent with the execution of this Agreement, HBS Bio and EXL shall notify the escrow agent under the Escrow Agreement that such agreement is terminated and that all shares held in escrow are to be returned to HBS. Such notice shall be in the form attached hereto as Exhibit A.

ARTICLE 2

TRANSFER OF PORT OF MORROW PROJECT

2.1

Pursuit of Port of Morrow Option.  If either EXL or Luster desires or takes any action to, directly or indirectly, by themselves or through any affiliated entity, plan, pursue, develop, or construct an ethanol plant in or near the Port of Morrow located in the state of Oregon (any such project, a “Port of Morrow Option”), then EXL shall deliver written notice (the “Option Notice”) to HBS Bio informing HBS Bio of such intention.

2.2

Transfer of Contracts.  Within a reasonable time following receipt of the Option Notice, HBS Bio shall use commercially reasonable efforts to transfer from HBS Bio to EXL all of HBS Bio’s rights, title, interests and obligations in and to the Port of Morrow Project, including without limitation the following contracts, to the extent that any such contract has not expired or been terminated (collectively referenced as the “Transferred Assets”):

(a)

Ethanol Merchandising Agreement dated May 3, 2007, by and between HBS Bio and Lansing Ethanol Services, LLC for the project located in the Port of Morrow, Oregon;

(b)

Corn Procurement and Consulting Services Agreement dated May 3, 2007, by and between HBS Bio and Lansing Trade Group, LLC for the project located in the Port of Morrow, Oregon;

(c)

Distillers Grains Marketing and Consulting Services Agreement dated May 3, 2007, by and between HBS Bio and Lansing Trade Group, LLC for the project located in the Port of Morrow, Oregon; and

(d)

Letter of Intent and Term Sheet dated May 11, 2007 by and between EXL and Tomsa Destil S.L., as assigned to HBS Bio pursuant to the Assignment and Assumption Agreement and Bill of Sale dated May 18, 2007, by and between EXL and HBS Bio.

For the avoidance of doubt, the Transferred Assets do not include (i) the Ethanol Merchandising Agreement dated May 3, 2007, by and between HBS Bio and Lansing Ethanol Services, LLC for the project located near Corcoran, California; (ii) the Corn Procurement and Consulting Services Agreement dated May 3, 2007, by and between HBS Bio and Lansing Trade Group, LLC for the project located near Corcoran, California; and (iii) the Distillers Grains Marketing and Consulting Services Agreement dated May 3, 2007, by and between HBS Bio and Lansing Trade Group, LLC for the project located near Corcoran, California.

2.3

No Obligation to Maintain Contracts.  The parties to this Agreement acknowledge and agree that any or all of the contracts listed in Sections 2.2(a) through 2.2(d) may be expired, terminated, or modified prior to the date that HBS receives the Option Notice. HBS Bio is under no obligation to maintain any of such contracts and may modify, terminate or let any or all of such agreements expire in its absolute discretion. Any such contract that has expired or been terminated prior to the date of transfer under this Article 2 shall not be deemed a Transferred Asset. Notwithstanding the modification of any contract included as a Transferred Asset or the non-transfer of any contract listed in Sections 2.2(a) through 2.2(d), all other terms of this Agreement shall remain in force and effect, including without limitation, EXL’s obligation to pay for the right to pursue its Port of Morrow Option pursuant to Section 2.5.

2.4

Assumption of Liabilities.  Upon the exercise by EXL of its Port of Morrow Option pursuant to Section 2.1, EXL shall assume and duly perform only the following obligations and liabilities of HBS and HBS Bio (the “Assumed Liabilities”):

(a)

obligations and liabilities of HBS and HBS Bio arising from any and all of the Transferred Assets; and

(b)

all expenses, fees and costs related to development of the plans for the Port of Morrow Project that were incurred on behalf of HBS Bio after August 31, 2007, or that were incurred by any third party after August 31, 2007 and chargeable to HBS Bio.

Except for the Assumed Liabilities identified above, EXL shall not assume, nor does EXL agree to pay, discharge or otherwise be responsible for any other liabilities or obligations of HBS Bio.

2.5

Purchase Price.  Upon the exercise of its Port of Morrow Option pursuant to Section 2.1, in addition to assuming the Assumed Liabilities, EXL shall pay to HBS Bio (i) $449,320.55 plus annual interest of 10%, calculated as provided in Exhibit B attached hereto, plus (ii) the amount of each payment made by HBS Bio in accordance with Section 1.2, plus annual interest of 10% on such amounts calculated from the date such payments were made, minus (iii) a $100,000 credit which shall be deducted from the aggregate of all amounts owed, including interest, under clauses (i) and (ii) above (collectively, the “Port of Morrow Purchase Price”). The Port of Morrow Purchase Price shall be paid within five (5) business days following the date which EXL obtains long term financing (i.e., construction financing) for its Port of Morrow Option.

2.6

Security Interest.  As security for EXL’s payment of the Port of Morrow Purchase Price, upon EXL’s exercise of its Port of Morrow Option, EXL shall, without any further action and by operation of this Agreement, grant to HBS Bio a security interest in the Transferred Assets. EXL agrees to cooperate promptly with HBS Bio to execute and file any and all documents and instruments, including filings under applicable Uniform Commercial Codes, as reasonably requested by HBS Bio to further document and establish such security interest.

2.7

Payment of Sales Tax.  EXL agrees to timely pay any and all sales tax to the State of California and of any other applicable government entity that arises out of or is incurred in connection with the consummation of the transactions contemplated by this Article 2.

2.8

Third Party Consents; Further Assurances.  EXL, with the cooperation of HBS Bio, agrees to use all reasonable efforts to obtain any necessary third party consents that may be required to transfer the Transferred Assets. The parties to this Agreement shall execute such other documents, instruments, certificates and agreements as may reasonably be required, including for the obtaining of any necessary third party consents and the execution of a bill of sale, to give effect to the transactions contemplated by this Article 2.

2.9

Closing.  The closing of the transfer of any Transferred Assets shall be within a reasonable time following receipt by HBS Bio of the Option Notice and shall be conditioned upon the receipt of any necessary third party consents.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF HBS BIO

HBS Bio hereby represents and warrants to EXL that the statements contained in this Article 3 are correct and complete as of the date hereof.

3.1

Organization and Good Standing.  HBS Bio is a corporation duly organized, validly existing and in good standing under the laws of the State of California. HBS Bio has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. HBS Bio is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business makes such qualification necessary, except for such failures to be so duly qualified and in good standing that are not reasonably expected to result in a material adverse affect on the business or assets of HBS Bio.

3.2

Authorization and Binding Effect of Documents.  This Agreement has been duly authorized, executed and delivered by HBS Bio and, subject to the due authorization, execution and delivery by EXL and HBS, constitutes a legal, valid and binding obligation of HBS Bio, except to the extent that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement or creditors rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

3.3

Absence of Conflicts.  The execution, delivery and performance of this Agreement by HBS Bio does not conflict with or violate any law, regulation, judgment, order, or decree.

3.4

Consents and Notices.  Except for the third party consents that may be required in the Transferred Contracts, the execution, delivery and performance of this Agreement by HBS Bio does not require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration or filing with, any court or public agency or other government authority, or the consent of or notice to any third party under any contract, arrangement or commitment to which HBS Bio is bound.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF EXL

EXL hereby represents and warrants to HBS and HBS Bio that the statements contained in this Article 4 are correct and complete as of the date hereof.

4.1

Organization and Good Standing.  EXL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. EXL has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. EXL is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business makes such qualification necessary, except for such failures to be so duly qualified and in good standing that are not reasonably expected to result in a material adverse affect on the business or assets of EXL.

4.2

Authorization and Binding Effect of Documents.  This Agreement has been duly authorized, executed and delivered by EXL and, subject to the due authorization, execution and delivery by HBS and HBS Bio, constitutes a legal, valid and binding obligation of EXL, except to the extent that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement or creditors rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

4.3

Absence of Conflicts.  The execution, delivery and performance of this Agreement by EXL does not conflict with or violate any law, regulation, judgment, order, decree, or EXL’s organizational and charter documents.

4.4

Consents and Notices.  The execution, delivery and performance of this Agreement by EXL does not require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration or filing with, any court or public agency or other authority, or the consent of or notice to any third party under any contract, arrangement or commitment to which EXL is bound.

ARTICLE 5

ADDITIONAL COVENANTS

5.1

Release of Claims by HBS, HBS Bio and BioDDG.

(a)

Except for the obligations created by this Agreement, HBS, HBS Bio and BioDDG, on behalf of themselves and their respective directors, officers, employees, members, affiliates, agents, representatives, successors and assigns, hereby fully and forever release and discharge EXL and its respective directors, officers, employees, members, agents, representatives, affiliates, successors and assigns, from any and all claims, rights, actions, judgments, obligations, damages, demands, debts, sums of money, liabilities, costs, expenses, and causes of actions which arise out of or relate to (i) the contracts that are identified in Article 1 and the transactions contemplated therein, and (ii) all other business dealings with EXL that occurred in part or in whole prior to the date of this Agreement.

(b)

HBS, HBS Bio and BioDDG acknowledge and agree that the release set forth herein applies to all claims for damages and losses of any nature whatsoever for which either such party may have a claim, whether those damages or losses are known or unknown, foreseen or unforeseen, or actual or contingent, and each such party hereby waives all of its rights under California Civil Code Section 1542, which reads as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

5.2

Release of Claims by EXL.

(a)

Except for the obligations created by this Agreement, EXL, on behalf of itself and its respective directors, officers, employees, members, affiliates, agents, representatives, successors and assigns, hereby fully and forever releases and discharges HBS, HBS Bio and BioDDG and their respective directors, officers, employees, members, agents, representatives, affiliates, successors and assigns, from any and all claims, rights, actions, judgments, obligations, damages, demands, debts, sums of money, liabilities, costs, expenses, and causes of actions which arise out of or relate to (i) the contracts that are identified in Article 1 and the transactions contemplated therein, and (ii) all other business dealings with HBS, HBS Bio and BioDDG that occurred in part or in whole prior to the date of this Agreement.

(b)

EXL acknowledges and agrees that the release set forth herein applies to all claims for damages and losses of any nature whatsoever for which it may have a claim, whether those damages or losses are known or unknown, foreseen or unforeseen, or actual or contingent, and EXL hereby waives all of its rights under California Civil Code Section 1542, which reads as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

5.3

Release of Claims by Luster.

(a)

As a principal of EXL and as a party to this Agreement, Luster acknowledges and agrees that he will receive significant benefits under the terms of this Agreement and the transactions contemplated herein. In exchange for such benefits and except for the obligations created by this Agreement, Luster hereby fully and forever releases and discharges HBS, HBS Bio and BioDDG and their respective directors, officers, employees, members, agents, representatives, affiliates, successors and assigns, from any and all claims, rights, actions, judgments, obligations, damages, demands, debts, sums of money, liabilities, costs, expenses, and causes of actions which arise out of or relate to:

(i)

the contracts that are identified in Article 1 and the transactions contemplated therein;

(ii)

all other business dealings with HBS, HBS Bio and BioDDG that occurred in part or in whole prior to the date of this Agreement;

(iii)

any and all claims relating to or in any manner arising from Luster’s employment or the termination of his employment;

(iv)

any and all claims arising under the Civil Rights Act of 1964 (42 U.S.C. 2000, et seq.);

(v)

any and all claims arising under the California Fair Employment and Housing Act (Government Code section 12900 et seq.);

(vi)

any and all claims arising under the Americans with Disabilities Act (29 U.S.C. 706 et seq.);

(vii)

any and all claims for violation of the Fair Labor Standards Act, California Labor Code, California Wage Orders; and

(viii)

any and all claims for breach of contract, breach of the covenant of good faith and fair dealing, retaliation, discrimination, harassment, constructive discharge, wrongful discharge, invasion of privacy, infliction of emotional distress, defamation and misrepresentation.

The release in this Section 5.3 shall not apply, however, to any rights or claims not subject to waiver by law, including, but not limited to, claims for unemployment insurance benefits, workers’ compensation benefits or indemnity pursuant to applicable law.

(b)

Luster acknowledges and agrees that the release set forth herein, to the extent permitted by law, applies to all claims for damages and losses of any nature whatsoever for which he may have a claim, whether those damages or losses are known or unknown, foreseen or unforeseen, or actual or contingent, and Luster hereby waives all of his rights under California Civil Code Section 1542, which reads as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

(c)

Luster represents and agrees that (i) he has had the opportunity to consider the release in this Section 5.3 for reasonable time before signing it; (ii) he has had a reasonable opportunity to consult an attorney before signing this Agreement; (iii) he has read this Agreement in full and understands all of the terms and conditions set forth herein; and (iv) he knowingly and voluntarily agrees to all of the terms and conditions set forth herein and intends to be legally bound by them.

5.4

Resignation of Luster.  Luster acknowledges and confirms that, effective as of August 22, 2007, his relationship was terminated from any and all board, officer, manager and employee positions that he held with HBS Bio and BioDDG, including as President of HBS Bio and as a member of the Board of Managers of BioDDG.

5.5

No Rights in Corcoran Property.  That parties to this Agreement agree and acknowledge that neither Luster nor EXL, on behalf of themselves and their respective directors, officers, employees, members, affiliates, agents, representatives, successors and assigns, have any rights, title or interests in or to that certain property, or any activities, plans, facilities, or developments related to such property, which is comprised of approximately 922 acres of real property located near Corcoran, California and as is further described in that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions dated April 10, 2007 by and between BioDDG and the other parties listed therein.

5.6

Transaction Costs.  HBS and HBS Bio will separately or collectively pay all of their respective fees and costs, including attorneys’, accountants’, finders’ and other fees, incurred by the HBS and HBS Bio in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby. BioDDG will pay all of its fees and costs, including attorneys’, accountants’, finders’ and other fees, incurred by BioDDG in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby. EXL and Luster will separately or collectively pay all of their respective fees and costs, including attorneys’, accountants’, finders’ and other fees, incurred by EXL and Luster in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby.

5.7

Further Assurances.  The parties to this Agreement shall execute such other documents, instruments, certificates and agreements as may reasonably be required, including for the obtaining of any necessary third party consents, to give effect to the transactions contemplated by this Agreement.

ARTICLE 6

INDEMNIFICATION AND TERMINATION

6.1

Survival of Representations and Warranties.  All representations, warranties, covenants and agreements made in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing.

6.2

Indemnification by HBS Bio.  HBS Bio shall indemnify and hold harmless EXL and its officers, directors, agents, employees and affiliates from any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) relating to or arising out of any breach or inaccuracy by HBS Bio of any of its representations, warranties, covenants or agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement.

6.3

Indemnification by HBS.  HBS shall indemnify and hold harmless EXL and its officers, directors, agents, employees and affiliates from any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) relating to or arising out of any breach by HBS of any of its covenants or agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement.

6.4

Indemnification by BioDDG.  BioDDG shall indemnify and hold harmless EXL and its officers, directors, agents, employees and affiliates from any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) relating to or arising out of any breach by BioDDG of any of its covenants or agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement.

6.5

Indemnification by EXL.  EXL shall indemnify and hold harmless HBS, HBS Bio and BioDDG and their respective officers, directors, agents, employees and affiliates from any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys’ fees) relating to or arising out of any breach or inaccuracy by EXL of any of its representations, warranties, covenants or agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement.

ARTICLE 7

GENERAL PROVISIONS

7.1

Attorneys’ Fees.  If any suit or action is instituted to enforce the rights of any party under this Agreement or to interpret this Agreement, the successful party shall be entitled to reasonable attorneys’ fees, court costs, and all other expenses incurred in connection with settling or resolving such suit or action. The “successful party” shall mean the party who receives substantially the relief desired whether by arbitration, settlement, dismissal or otherwise.

7.2

Entire Agreement.  The exhibits to this Agreement are incorporated into this Agreement by reference. This Agreement and the exhibits hereto constitute the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede any prior negotiations, agreements, understandings or arrangements between the parties with respect to the subject matter hereof.

7.3

Amendments and Waivers.  Any term or provision of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against whom the enforcement of such amendment, waiver, discharge or termination is sought.

7.4

Notices.  Any notice, request, instruction or other document to be given hereunder shall be in writing and shall be deemed given and effective (i) when delivered personally, by fax with delivery confirmation, or prepaid overnight service, or (ii) three days after the postmark date if mailed by certified mail, postage prepaid, return receipt requested:

If to HBS or HBS Bio, to:	Harry Masuda Chief Executive Officer Human BioSystems 1127 Harker Avenue Palo Alto, CA 94301 Phone: (650) 323-0943 Fax: (650) 327-8658
With a copy to (which shall not constitute notice): Cathryn S. Gawne, Esq. Hopkins & Carley, A Law Corporation 70 S. First Street San Jose, CA 95113 Phone: (408) 286-9800 Fax: (408) 998-4790
If to BioDDG, to:	Len Chapman Chief Executive Officer HBS BioEnergy DDG Corcoran, LLC 4144 S. Demaree Rd. Ste B Visalia, CA 93277 Phone: (559) 738-5140 Fax: [_____]

With a copy to (which shall not constitute notice): [_____], Esq. [_____] [_____] [_____] Fax: [_____]
If to EXL or Luster, to:	Claude Luster III CEO and President The EXL III Group Corporation 221 W. Riverridge Avenue Fresno, CA 93711 Phone: (559) 977-9265 Fax: [_____]
With a copy to (which shall not constitute notice): [_____], Esq. [_____] [_____] [_____] Fax: [_____]

7.5

Binding Effect; Third Party Benefits.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, heirs and assigns of the parties. Nothing in this Agreement, express or implied, shall confer on any person other than the parties and their respective successors or assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

7.6

Assignment.  This Agreement and any rights hereunder shall not be assignable by any party without the written consent of the other parties hereto.

7.7

Severability.  If any one or more of the provisions of this Agreement shall be held invalid or unenforceable, it is the specific intent of the parties that such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all the other provisions of this Agreement and all other applications of such provisions shall not be affected thereby.

7.8

References and Construction.  All references in this Agreement to articles and sections are to articles and sections contained in this Agreement unless a different document is expressly specified. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties have prepared it.

7.9

Governing Law.  This Agreement will be construed in accordance with the laws of the State of California without giving effect to principles of conflict of laws.

7.10

Counterparts.  This Agreement may be executed in counterparts, each of which when so executed will be deemed to be an original, and all such counterparts will together constitute but one and the same instrument.

The parties have executed this Agreement effective as of the date first written above.

Human BioSystems

By: /s/ Harry Masuda

Harry Masuda

Chief Executive Officer

HBS BioEnergy

By: /s/ Harry Masuda

Harry Masuda

Chief Executive Officer

The EXL III Group Corporation

By: /s/ Claude Luster III

Claude Luster III

President

HBS BioEnergy DDG Corcoran, LLC

By: /s/ Len Chapman

Len Chapman

Chief Executive Officer

As to Sections 1.2, 2.1, 5.3, 5.4, 5.5, 5.6 and 5.7, and as to Article 7 only:

/s/ Claude Luster III

Claude Luster III

(individually)

(Signature page to Mutual Termination Agreement.)

EXHIBIT A

NOTICE TO ESCROW AGENT

A-1

EXHIBIT B

CALCULATION OF PORT OF MORROW PURCHASE PRICE

B-1